UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A3


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 21, 2003

                         COMMISSION FILE NUMBER: 0-32321


                           NEVADA HOLDING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                NEVADA                                   88-0440989
----------------------------------------    ------------------------------------
(State of jurisdiction of Incorporation)    (I.R.S. Employer Identification No.)


   4729 Lomas Sante Fe Street, Las Vegas, Nevada                 89147-6028
   ---------------------------------------------               --------------
       (Address of principal executive offices)                  (Zip Code)


Registrants telephone number, including area code   (702) 220-3120
                                                   ----------------


                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total Number of Pages: 14

ITEM 1 CHANGES IN CONTROL OF REGISTRANT:

       Not Applicable.

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS:

On April 3, 2002, the Company completed the acquisition of 100% of the issued and outstanding shares of Providence Cabinet Shoppe, Inc. The agreements provide for the Company to acquire 100% of the issued and outstanding shares for a total of $85,000 payable with a down payment of $15,000. $28,000 to be paid 30 days from closing and $40,000 to be paid at $10,000 per month, payable on the 1st and 15th for 4 months. In addition, $2,000 for insurance benefits package for 3 months and $10 for a wraparound warranty deed, to be paid as due. The down payment was made on April 3, 2002. In addition, the Company assumed the liabilities of Providence Cabinet Shoppe, Inc.

On November 15, 2002 the Company accepted an Agreement to sell the Company's 100% interest in the Providence Cabinet Shoppe, Inc. located in Clarksville, Tennessee that was acquired on April 3, 2002. The Company sold their interest for a total cash consideration of $25,010 and the assumption of all the assets and liabilities of Providence Cabinet Shoppe, Inc. The breakdown of the assets and liabilities is as follows:

                                              (Unaudited)        (Unaudited)
                                             June 30, 2002    September 30, 2002
                                             -------------    ------------------

      Current Assets                          $    85,630        $   372,236
      Fixed Assets                              1,063,124          1,044,076
      Other Assets                                875,584            869,750
                                              -----------        -----------
      Total Assets                            $ 2,024,338        $ 2,286,062

      Current Liabilities                     $   840,283        $   766,636
      Long-Term Liabilities                     1,140,608          1,444,595
      Equity                                       87,010             87,010
      Operating Loss                              (43,563)           (12,179)
                                              -----------        -----------
      Total Liabilities & Equity              $ 2,024,338        $ 2,286,062

The sale of the assets and liabilities of Providence Cabinet Shoppe, Inc. was necessary due to the inability of the Company to get accurate audited financial statements for the years ended September 30, 2000 and September 30, 2001 to allow the Company to comply with Securities and Exchange Commission reporting requirements.

The Company has restated the information in the June 30, 2002 financial statements to reflect the discontinued operations of Providence Cabinet Shoppe, Inc. by the Company.

ITEM 3 BANKRUPTCY OR RECEIVERSHIP:

       Not Applicable.

ITEM 4 CHANGE OF CERTIFIED PUBLIC ACCOUNTANTS:

       Not Applicable.

ITEM 5 OTHER MATERIALLY IMPORTANT EVENTS:

       Not Applicable.


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

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT A -- Agreement for Purchase and Sale of Provident Cabinet Shoppe,
             Inc., incorporated herein by reference.

EXHIBIT B -- Wraparound Warranty Deed, incorporated herein by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      NEVADA HOLDING GROUP, INC.
                                                                      Registrant


April 21, 2003
                                                         /s/ Melanie S. Meinders
                                                         -----------------------
                                                             Melanie S. Meinders
                               Chairman of the Board and Chief Executive Officer

EXHIBIT "A"
                         AGREEMENT FOR PURCHASE AND SALE
                                       OF
                         PROVIDENCE CABINET SHOPPE, INC.

STATE OF NEVADA
COUNTY OF CLARK

This agreement is made on October 1, 2002 by Nevada Holding, Group, Inc., a Nevada Corporation, with its principal office located at 4729 Lomas Santa Fe Street, Las Vegas, Nevada 89147-6028, Clark County, Nevada ("Seller") and Barth
E. Barnhart, individually whose address is 1013 Virginia Hill Drive, Mt. Juliet, Tennessee 37122 and Dipak (Danny) Lachmandas, individually whose address is 2003 Woodwind Drive, Greenbriar, Tennessee 37073 ("Buyers").

                                    ARTICLE I
                                PURCHASE AND SALE

1.01 In consideration of the mutual promises and conditions contained in this agreement, Seller agrees to sell to Buyers and Buyers agree to purchase from Seller, on the terms, conditions, warranties and representations set forth in this Agreement:

      (a) the business owned by Seller, being conducted under Providence Cabinet Shoppe, Inc. and Providence Cabinet, Inc., located at 2084 New Ashland City Road, Clarksville, Tennessee 37043 ("the Business");

      (b) all of the stock in trade, inventory and merchandise of the Business as described in the September 30, 2002 financial statements (Exhibit "A") to be attached to this agreement at closing;

      (c) all of the fixtures, equipment and other tangible assets of the Business, that are provided in the financial statements (Exhibit "B") dated September 30, 2002 at closing;

      (d) any real estate owned by Seller under the lease for the premises where the Business is located; and

      (e) all the trade, business name, goodwill and other tangible or intangible assets of the Business.

                                   ARTICLE II
                            AMOUNT OF PURCHASE PRICE

2.01 The total purchase price to be paid by the Buyers to Seller for all the properties, assets and rights of the Business described in this Agreement ("Purchase Price") shall be $25,000.00 in cash and the assumption of all debts owed by Providence Cabinet Shoppe, Inc. and Providence Cabinet, Inc. The attached financial statement dated September 30, 2002 discloses all assets and liabilities known to exist at the time of closing.

                                   ARTICLE III
                            PAYMENT OF PURCHASE PRICE

3.01 The total Purchase Price shall be paid as follows:

      (a) the sum of $25,000 in cash, cashier's check or equivalent, shall be paid at closing;

      (b) The assumption and promise to pay as due all current liabilities of Providence Cabinet Shoppe, Inc. and Providence Cabinet, Inc. as disclosed in the company's financial statements dated September 30, 2002; and

      (c) The assumption and promise to pay as due amounts owed to Farmers & Merchants Bank that is agreed upon in the settlement with the bank.

                                   ARTICLE IV
                                     CLOSING

4.01 The closing of the sale and purchase of the Business ("the Closing") shall take place on or before November 22, 2002, or at such other place and date as the parties may agree to in writing.

4.02 At the closing the Seller shall:

      (a) deliver clear and marketable title and ownership to Buyers of all assets subject to this Agreement;

      (b)   execute the Assignment of Assumed Name Certificate;

      (c)   relinquish all management control to buyers; and

      (d)   execute any other documents necessary to finalize this Agreement.

4.03 At the Closing the Buyers shall:

      (a)   pay all remaining moneys owed to Seller;

      (b) assume all liabilities as set forth in this agreement, unless undisclosed, and

      (c)   execute any other documents necessary to finalize this Agreement.

                                    ARTICLE V
                     REPRESENTATIONS, WARRANTIES, COVENANTS
                            AND AGREEMENTS BY SELLER

5.01 Seller agrees and warrants and represents to Buyers that:

      (a) The financial records for the Business, previously inspected by Buyers, contain a full and complete record and account of the financial affairs of this Business and truthfully set forth all liabilities, assets and other matters pertaining to the fiscal or financial condition of this Business through the date of inspection and furthermore, that there have been no material changes in the financial condition of this Business since that time except for transactions normal to this Business;

      (b) Seller is the lawful owner of this Business and has good right and due authorization to sell it. At the time of signing this Agreement, Seller neither knows nor has reason to know of the existence of any outstanding claim or title, or interest, or lien in, to, or on this Business except as shown on the financial records of this Business inspected by Buyers;

      (c) Seller owes no obligations and has contracted no liabilities affecting this Business or which might affect the consummation of the purchase and sale described in this Agreement that are not shown on the financial records inspected by the Buyers and that have not been expressly disclosed to Buyers;

      (d) that all taxes due and owing on account of Seller's operation of the Business for unemployment compensation, withholding tax, social security tax, sales tax, personal property tax, franchise tax, income tax, and other taxes of any nature are the responsibility of the Buyers;

      (e) any undisclosed accounts payable due and owing as of the Closing shall remain the responsibility of Seller and shall be paid promptly as they become due and payable;

      (f) no litigation, actions or proceedings, legal, equitable, administrative, through arbitration or otherwise, including but not limited to; lawsuits, claims or disputes with employees, customers and vendors, etc., are pending or threatened that might affect this Business, the assets being purchased, or the consummation of the purchase and sale described in this Agreement;

      (g) Seller agrees to indemnify and hold the Buyers harmless from any and all claims, causes of actions, damages, or debts, including legal fees, resulting from any actions, occurrences or events occurring prior to the Closing; and

      (h) all mechanical equipment sold pursuant to this Agreement is sold as is to the Buyers.

                                   ARTICLE VI
               REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY BUYER

6.01 The Buyers agree and warrant and represent to the Seller that Buyers will duly notify all authorities, suppliers, creditors and/or other entities that Buyers are to be responsible for all liabilities associated with the operation of the Business, including without limitation withholding taxes, social security taxes, unemployment contributions, salaries, and purchases incurred after the Closing, and Buyers specifically agree to assume such liabilities as of the Closing. Additionally, Buyers acknowledges disclosure by seller of situations regarding the individuals Ron Thomas and Robert E. Miller.

                                   ARTICLE VII
                 TRADENAME, TELEPHONE NUMBER AND POST OFFICE BOX

7.01 Seller assigns to Buyers the exclusive right to use the trade or business name and Seller agrees not to use, or authorize others to use, this name or a similar name in the State of Tennessee.

7.02 Seller agrees to allow Buyers to assume the Business telephone number, current advertising arrangements, including "Yellow Pages Advertising," and the Post Office Box, if any, currently used by the Business for a mailing address.

                                  ARTICLE VIII
                          DELIVERY OF BOOKS AND RECORDS

8.01 All books, records, files, documents and papers, including customer lists and all records of the accounts of customers used in the operation of or relating to the Business shall be transferred and delivered to Buyers at the Closing.

8.02 All of these books, records, files, documents and papers shall be available to the Buyers at any reasonable time for any proper purpose, and Buyers has the right to freely examine and to copy all such materials prior to closing.

                                   ARTICLE IX
                          NONASSUMPTION OF LIABILITIES

9.01 Unless otherwise expressly provided for in this agreement, any undisclosed liabilities and obligations incurred by Seller prior to the Closing are not assumed by the Buyers but continue as liabilities and obligations of Seller and shall be solely paid by Seller.

9.02 In the event the Buyers are required to pay after the Closing any undisclosed valid lien, debt, or expense incurred by Seller prior to the Closing Date, Buyers shall have the right to offset any such lien, debt, or expense actually paid by Buyers, which is the valid and legal obligation of the Seller, against any payment owed to Seller by Buyers.

                                    ARTICLE X
                            INDEMNIFICATION OF SELLER

10.01 The Buyers will indemnify and hold Seller and the property of Seller free and harmless from any and all claims, losses, damages, injuries and liabilities arising from or in connection with the operation of the Business after the Closing.

                                   ARTICLE XI
                                     DEFAULT

11.01 After execution of this Agreement by the parties, default shall consist in the failure of either party to perform its respective obligations and duties and/or a breach of a warranty or covenant in this agreement.

11.02 In the event of default of either party, Seller and Buyers shall have the right to sue for specific performance and/or sue for damages in addition to any other relief provided in this Agreement or attached Exhibits. In a suit for default, reasonable attorney fees shall be recoverable by the prevailing party.

                                   ARTICLE XII
                               COSTS AND EXPENSES

12.01 All costs and expenses incurred in finalizing the purchase and sale described in this Agreement in the manner prescribed by this Agreement shall be paid by Buyers and Seller in the following manner.

      (a) Buyers agree to prepare the Closing documents and be responsible for any fees and expenses incurred in preparation of these documents. Should either party retain an additional attorney to review the documents necessary for the transfer of the Business, the attorney fees so incurred shall be the responsibility of the party retaining the attorney.

      (b) Any other Closing costs and expenses shall be paid at the Closing by the Buyers.

                                  ARTICLE XIII
                              RESTRICTIVE COVENANTS

14.01 The Seller shall not for a period of 2 years immediately following the execution of this Agreement, regardless of any reasons or cause, either directly or indirectly:

      (a) make known to any person, firm or corporation the names and addresses of any of the customers of the Seller or Buyers or any other information pertaining to them; or

      (b) call on, solicit, or take away, or attempt to call on, solicit, or take away any of the customers of the Seller on whom the Seller called or with whom he became acquainted during ownership of this Business either for Seller or for any other person, firm or corporation.

14.02 Should Seller violate any paragraph of this Article, any remaining amounts now due, or which shall become due, from Buyers to Seller shall be considered paid in full.


                                   ARTICLE XIV
                      GENERAL AND ADMINISTRATIVE PROVISIONS

15.01 Parties Bound. This Agreement shall be binding upon and inure to the benefit of the Parties to this agreement and their respective heirs, executors, administrators, legal representatives, successors and assigns.

15.02 Assignment. The Seller shall have no right to transfer or assign his interest in this Agreement without the prior written consent of the Buyers.

15.03 Corporate Authority. If any party to this agreement is a legal entity (partnership, corporation and/or trust), such party represents to the other that this Agreement, the transaction contemplated in this agreement, and the execution and delivery hereof, have been duly authorized by all necessary partnership, corporate or trust proceedings and actions, including without limitation the action on the part of the directors, if the party is a corporation. Certified copies of such corporate or other resolutions authorizing this transaction shall upon request be delivered at the Closing.

15.04 Use of Pronouns. The use of the neuter singular pronoun to refer to the Parties described in this agreement shall be deemed a proper reference even though the Parties may be an individual, a partnership, a corporation, or group of two or more individuals, partnerships or corporations. The necessary grammatical changes required to make the provisions of this Agreement apply in the plural sense where there is more than one party to this Agreement, and to either corporations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

15.05 Nevada Law. This Agreement shall be subject to and governed by the laws of the State of Nevada. Any and all obligations or payments are due and payable in Las Vegas, Clack County, Nevada.

15.06 Severability. If any provision of this Agreement should, for any reason, be held in violation of any applicable law, and so much of this Agreement be held unenforceable, then the invalidity of such a specific provision in this agreement shall not be held to invalidate any other provisions in this agreement, which other provisions shall remain in full force and effect unless removal of this invalid provision destroys the legitimate purposes of this Agreement, in which event this Agreement shall be canceled.

15.07 Entire Agreement. This Agreement represents the entire understanding of the Parties hereto. There are no oral agreements, understandings, or representations made by any party to this agreement that are outside of this agreement and are not expressly stated in it.

15.08 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if mailed from within the United States by first class mail, postage prepaid, and addressed as follows:

      to Seller: Nevada Holding Group, Inc., 4729 Lomas Santa Fe Street,
                 Las Vegas, Nevada 89147-6028

      to Buyers: Barth E. Barnhart, 1013 Virginia Hill Drive, Mt. Juliet,
                 Tennessee 37122 and Dipak (Danny) Lachmandas, 2003 Woodwind Drive, Greenbriar, Tennessee 37073

A party may change the address for notice by giving notice of such change to the other party in writing.

15.09 Facsimile Signatures. This Agreement shall be deemed properly executed when bearing facsimile signatures, regardless of how or by whom the signatures were affixed.

SIGNED, ACCEPTED, AND AGREED TO on November 18th, 2002 by the undersigned parties, who acknowledge that they have read and understand this Agreement and the Attachments and Schedules to it and that they execute this legal document voluntarily and of their own free will.

Respectfully submitted,

/s/ Thomas R. Meinders
----------------------------
By: Thomas R. Meinders
President
Nevada Holding Group, Inc.
a Nevada Corporation

/s/ Barth E. Barnhart
----------------------------
Accepted By: Barth E. Barnhart
an individual

/s/ Dipak Lachmandas
----------------------------
Accepted By: Dipak (Danny) Lachmandas
an individual


STATE OF TENNESSEE
COUNTY OF MONTGOMERY

This instrument was acknowledged before me on November 15th, 2002 by Barth E. Barnhart, individually and as President of Providence Cabinet Shoppe, Inc., a Tennessee Corporation.

                                                            /s/ Sonya Y. Edwards
                                                            --------------------
                                                                Sonya Y. Edwards
                                                       Notary Public's Signature

STATE OF TENNESSEE
COUNTY OF MONTGOMERY

This instrument was acknowledged before me on November 15th, 2002 by Dipak (Danny) Lachmandas, individually.

                                                            /s/ Sonya Y. Edwards
                                                            --------------------
                                                                Sonya Y. Edwards
                                                       Notary Public's Signature
STATE OF NEVADA
COUNTY OF CLARK

This instrument was acknowledged before me on November 18th, 2002 by Thomas R. Meinders, President of Nevada Holding Group, Inc., a Nevada Corporation.


                                                              /s/ Zola T. Abadie
                                                              ------------------
                                                       Notary Public's Signature

EXHIBIT  "B"

                            WRAPAROUND WARRANTY DEED


STATE OF NEVADA
                                 COUNTY OF CLARK


Nevada Holding Group, Inc., a Nevada corporation, whose address is 4729 Lomas Sante Fe Street, Las Vegas, Nevada 89147 ("Grantor") for the consideration paid and to be paid as stipulated below by Barth E. Barnhart, individually, whose address is 1013 Virginia Hill Drive, Mt. Juliet, Tennessee 37122 and Dipak (Danny) Lachmandas, individually, whose address is 2003 Woodwind Drive, Greenbriar, Tennessee 37073. ("Grantees"), grant to Grantees that one particular tract of land described in Exhibit A (Attached). The Consideration is as follows:

      1. The sum of Ten Dollars ($10.00) and other good and valuable consideration paid to us by Grantees, the receipt of which is hereby acknowledged;

      2. The further consideration that the described tract of land is conveyed subject to, and Grantees expressly does assume liability for payment of, that one certain First Lien promissory note (the "Wrapped" note) described as follows: (a) $1,200,000 note dated May 18, 2000 signed by R & C Properties, payable to First Federal Savings Bank, secured by vendor's lien reserved in deed of even date from R & C Properties, filed for record in the Real Property Records of Montgomery County, Tennessee and additionally secured by (b) Deed of Trust of even date therewith from R & C Properties, filed for record on the Real Property Records in Montgomery County, Tennessee.

      Subject to the Exceptions specified below, Grantor has granted, sold and conveyed, and by this instrument does grant, sell and convey to the Grantees the property described above and the improvements situated on it in Montgomery County, Tennessee.


                                   EXCEPTIONS

      This Deed is made and expressly accepted by Grantees subject to the following:

      1. The above described First Lien Wrapped Note and all liens securing same, if any;

      2. Any Restrictions recorded in the Real Property Records of Montgomery County, Tennessee;

Subject to the Exceptions stated above, Grantor grants the property to Grantees and to Grantee's heirs and assigns, to have and to hold, together with all and singular the rights and appurtenances the property in any wise belonging, forever. And Grantor does hereby bind itself, its heirs, executors, and administrators, to warrant and forever defend, all and singular, the premises to Grantees and Grantee's heirs and assigns, against every person lawfully claiming or to claim the same, or any part thereof.


                                          /s/ Thomas R. Meinders
                                          -------------------------------
                                          Nevada Holding Group, Inc.
                                          a Nevada Corporation
                                          By: Thomas R. Meinders
                                          President


STATE OF NEVADA
COUNTY OF CLARK

This instrument was acknowledged before me on November 18th, 2002 by Thomas R. Meinders, President of Nevada Holding Group, Inc., a Nevada corporation.


                                    /s/ Zola T. Abadie
                                    -------------------------------------
                                    Notary Public for the State of Nevada

                                   EXHIBIT "A"

TRACT ONE: Beginning at a point in the southern right of way margin of State Highway 12, said point of beginning being 700.7 feet, more or less, from the centerline of the abandoned right of way of the I.C. Railroad, said distance from said right of way being measured along a line running generally westerly with said right of way margin of said highway. Said point of beginning is further identified as being at a concrete marker adjacent to a pole. Thence leaving said point of beginning in said margin of said highway on a new line south 4 degrees 30 minutes east 509.57 feet to an iron pin; thence continuing south 4 degrees 30 minutes east 35.03 feet to a point in the center line of a gully; thence with the meanders of the center line of said gully south 53 degrees 45 minutes west 117.56 feet to another point in the centerline of said gully; thence leaving the centerline of said gully on a new line north 4 degrees 30 minutes west 35.0 feet to an iron pin; thence passing over said iron pin and continuing on a line north 4 degrees 30 minutes west 574 feet to an iron pin in the southern right of way of said State Highway 12; thence with said margin of said State Highway 12, 100 feet, more or less, to the point of beginning, according to survey by Erle M. Butts, Licensed Surveyor No. 606-241, King Engineers, Inc., dated March 30, 1985.

TRACT TWO: Beginning at a point in the southern right of way margin of State Highway 12 (New Ashland City Highway), said point of beginning being also further identified as being west of the Joe F. Wall property and being 497.5 feet, more or less, from the center line of the right of way of the abandoned I.C. Railroad, along a line running generally westerly from said center line of said railroad right of way, running with said right of way margin of said highway and passing over a concrete marker in said right of way at 52.30 feet; thence from said point of beginning, which is at an iron pin, and leaving said margin of said state highway south 4 degrees 30 minutes 0 seconds east 376.97 feet to an iron pin; thence continuing on the same call 42.63 feet to a point in the center line of a dry branch, being an old property line; thence with said center line of said branch south 86 degrees 33 minutes west 37.5 feet to a point; thence continuing with said center line of said branch south 53 degrees 43 minutes west 104.99 feet to a point; thence continuing south 37 degrees 57 minutes west 75.46 feet to a point; thence continuing south 52 degrees 7 minutes west 26.7 feet to a point in the center line of said branch; thence leaving said center line of said branch on a line north 4 degrees 30 minutes 0 seconds west
35.03 feet to an existing iron pin; thence along the same call 509.57 feet to an existing highway monument in said margin of said state highway; thence with said right of way margin of said state highway north 85 degrees 30 minutes 0 seconds east 200.00 feet to the point of beginning, containing 2.14 acres, more or less, according to survey dated January 16, 1987, per Erle M. Butts, Licensed Land Surveyor #606-241, King Engineers, Inc.

Any rights to a roadway contiguous with the Eastern margin of the above property.

This being the same realty conveyed to M & J Properties, a Tennessee
      General Partnership composed of Jerry N. Baldwin and William M. Parchman, by deed from Jerry N. Baldwin and William M. Parchman, of record in Official Record Book Volume 653, Page 1753, in the Register's Office for Montgomery County, Tennessee.


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